SECURITIES AND EXCHANGE COMMISSION

                        WASHINGTON, D.C. 20549

                               FORM 8-K

                            CURRENT REPORT



                Pursuant to Section 13 or 15(d) of the
                    Securities Exchange Act of 1934



  Date of Report (Date of earliest event reported) June 13, 2002




                               CPI CORP.
  _______________________________________________________________
      (exact name of registrant as specified in its charter)




     Delaware                  0-11227              43-1256674
  _______________________________________________________________
  (State or other         (Commission file     (IRS Employer
  jurisdiction of             Number)         Identification No.)
  incorporation)



  1706 Washington Avenue, St. Louis, Missouri        63103-1790
 ________________________________________________________________
 (Address of principal executive offices)            (Zip code)



Registrants' telephone number, including area code (314) 231-1575
_________________________________________________________________



_________________________________________________________________
 (Former name or former address, if changes since last report.)








ITEM 5.         OTHER EVENTS

A. On June 13, 2002, CPI Corp. issued the following press release on Directors elected to CPI Corp.'s Board:



CPI Corp.
news for immediate release     For Release June 13, 2002
-----------------------------------------------------------------
FOR FURTHER INFORMATION CONTACT:
   NAME:       Jane Nelson             FROM:   CPI Corp.
   ADDRESS:    1706 Washington Avenue  CITY:   St. Louis
   STATE,ZIP:  Missouri 63103          TELEPHONE:  (314) 231-1575
-----------------------------------------------------------------
                          FOR FURTHER INFORMATION
                          AT FRB/WEBERSHANDWICK
                          Mark Muehlfelt, Chicago 312/640-6767


                DIRECTORS ELECTED TO CPI CORP BOARD

St. Louis, MO, June 13, 2002 - CPI Corp. (NYSE- CPY) announced the stockholders' election of seven Directors to serve on its Board through the 2003 Annual Meeting of Stockholders. The Board includes three directors elected to their first term: Edmond A. Abrain, Joanne Griffin, and Dr. Virginia Weldon. They joined four Directors with prior service: Lee M. Liberman, J. David Pierson, Nicholas Reding and Martin Sneider. Mr. Pierson, who is the Chief Executive Officer and President of CPI, was elected Chairman of the Board.

Commenting, Dave Pierson said, "We are delighted to welcome three new Directors with distinguished records in marketing, finance, administration and other key areas of operations. They will complement the skills and perspectives of the other members who have served on our Board for several years. The combination of experience and industry knowledge of our Directors with prior service and the fresh perspective of the three who are commencing their first term will be invaluable as we implement our new strategic plan."

Mr. Abrain retired on May 31, 2002 from his position as President of the Titleist and Cobra Divisions of the Acushnet Company and has established a New York based consulting practice.

Ms. Griffin is Vice President of Administration and Corporate
Vice President of Enterprise Rent-A-Car in St. Louis, Missouri.

Dr. Weldon is Chairman of the St. Louis Symphony, as well as a Director of GenAmerica Financial Corporation and Quintiles
Transnational Corporation.




Mr. Liberman, who has served on the CPI Board since 1982, is Chairman Emeritus of Laclede Gas Company in St. Louis. Mr. Reding, a CPI Director since 1992, is Chairman of the Nidus Center for Scientific Enterprise in St. Louis and Chairman of the Keystone Center in Keystone, Colorado. Mr. Sneider, Adjunct Professor of Retailing at Washington University in St. Louis, has served as a CPI Board member since 1992.

Mr. Pierson has been Chairman of the Board since joining CPI in March 2001.

CPI Corp. is a consumer services company, offering photography services through Sears Portrait Studios in the United States, Puerto Rico and Canada, photofinishing services through the searsphotos.com website and store systems technology and software development through Centrics Technology, Inc.










































                           SIGNATURE




Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                          CPI CORP.
                                        (Registrant)





                             /s/  Gary W. Douglass
                                 -----------------------------
                                  Gary W. Douglass
                                  Authorized Officer and
                                  Principal Financial Officer


Dated:  June 13, 2002